Exhibit 99.1

FIRST AMENDMENT

TO

TRANSFER RESTRICTIONS AGREEMENT

This FIRST AMENDMENT TO TRANSFER RESTRICTIONS AGREEMENT (this “Amendment”) is made effective the 20th day of November, 2007 by and among (i) Alliance Holdings GP, L.P., a Delaware limited partnership (“AHGP”), (ii) Alliance GP, LLC, a Delaware limited liability company (“AGP”), (iii) C-Holdings, LLC, a Delaware limited liability company (“C-Holdings”), (iv) Joseph W. Craft III (“Craft”), individually, (v) Alliance Resource Holdings II, Inc., a Delaware corporation (“ARH II”), (vi) Alliance Resource Holdings, Inc., a Delaware corporation (“ARH”) and (vii) Alliance Resource GP, LLC, a Delaware limited liability company (“SGP”). Capitalized terms used in this Amendment and not defined herein shall have the meaning given to them in the Agreement (as defined below).

WHEREAS, AHGP, AGP, C-Holdings, Craft, ARH II, ARH and SGP along with the Management Holders are parties to a Transfer Restrictions Agreement dated as of June 13, 2006 (the “Agreement”);

WHEREAS, pursuant to Section 3.11 of the Agreement, the Agreement shall not be amended without the prior written consent of Holders holding at least eighty percent (80%) of the Restricted Securities held by all Holders; and

WHEREAS, the Holders holding at least eighty percent (80%) of the Restricted Securities held by all Holders have consented in writing to amendment of the Agreement as hereinafter set out.

NOW THEREFORE, the Agreement is amended as follows:

1. Section 2.02(c) of the Agreement is amended by adding a new subsection “(ix)” to read as follows:

(ix) Assignment of Allotment. Each Participating Holder shall have the right to assign to any other Holder that is a Family Member of the assigning Holder or, if the assigning Holder is a Craft Holder, to any other Craft Holder, all or part of such Participating Holder’s Individual Allotment and pro-rata over-allotment, if any, thereby giving the assignee the right to transfer that number of Restricted Securities in the Approved Transfer in lieu of the assigning Holder doing so. A Participating Holder that desires to make such an assignment shall so state in the Holder Participation Notice, specifying the assignee and the number of Restricted Securities affected by such assignment.

2. Section 2.06 of the Agreement is amended by adding a new section “(1)” to read as follows:

(f) Assignment of Tag-Along Securities. Each Holder that desires to participate in a Craft Transaction shall have the right to assign to any other Holder that is a Family Member of the assigning Holder or, if the assigning Holder is a Craft Holder, to any other Craft Holder, the right to transfer in such Craft Transaction a number of Restricted Securities equal to or less than the number of the assigning Holder’s Tag-Along Securities, thereby giving the assignee the right to transfer that number of Restricted Securities in such Craft Transaction in lieu of the assigning Holder doing so. Any Holder that desires to make such an assignment shall so state in the notice to the Craft Holder required under Section 2.06(b), specifying the Assignee and the number of Restricted Securities affected by such assignment. Each Drag-Along Holder shall have the right to assign to any other Holder that is a Family Member of the assigning Drag-Along Holder or, if the assigning Drag-Along Holder is a Craft Holder, to any other Craft Holder, the right to transfer a number of Restricted Securities equal to or less than the number of Tag-Along Securities the assigning Drag-Along Holder otherwise would be required to sell in the applicable Craft Transaction (but in any event not more than the number of Restricted Securities held by the assignee in excess of the assignee’s Tag-Along Securities), thereby giving the assignee the obligation to transfer that number of Restricted Securities in such Craft Transaction in lieu of the assigning Drag-Along Holder doing so. Any Drag-Along Holder that desires to make such an assignment shall send written notice thereof to the applicable Craft Holder within three (3) Business Days following receipt of the notice from such Craft Holder required by Section 2.06(c) of the Agreement, specifying therein the Assignee and the number of Restricted Securities affected by such assignment.

3. Except as expressly modified and amended herein, all of the terms and conditions of the Agreement shall remain in full force and effect.

4. The laws of the State of Delaware shall govern this Amendment without regard to principles of conflict of laws or choice of law rules that would cause the application of the laws of any jurisdiction other than the State of Delaware.

IN WITNESS WHEREOF, the parties to this First Amendment to Transfer Restrictions Agreement have caused it to be duly executed as of the date first above written.

ALLIANCE HOLDINGS GP, L.P.

By:	ALLIANCE GP, LLC
Its:	General Partner

	By:	/s/ Joseph W. Craft III
Joseph W. Craft III
President

ALLIANCE GP, LLC

By:	/s/ Joseph W. Craft III
Joseph W. Craft III
President

/s/ Joseph W. Craft III
Joseph W. Craft III
Individually

C-HOLDINGS, LLC

By:	/s/ Joseph W. Craft III
Joseph W. Craft III
President

ALLIANCE RESOURCE HOLDINGS II, INC.

By:	/s/ Joseph W. Craft III
Joseph W. Craft III
President

ALLIANCE RESOURCE HOLDINGS, INC.

By:	/s/ Joseph W. Craft III
Joseph W. Craft III
President

ALLIANCE RESOURCE GP LLC

By:	/s/ Joseph W. Craft III
Joseph W. Craft III
President

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